                FUND FOR             [LOGO]
                              GOVERNMENT INVESTORS

                              A MONEY MARKET FUND

                               SEMIANNUAL REPORT
                                 June 30, 1999

--------------------------------------------------------------------------------

                                                                   July 31, 1999

Dear Shareholders:

    The Fund for Government Investors had net assets of $543.8 million as of June 30, 1999, and the average maturity was 57 days. Annualized net income as a percentage of net assets for the six months ended June 30, 1999, was 3.74%, compared to 4.26% for the year ended December 31, 1998.

    In response to rising inflation fears, the Federal Reserve chose to raise the Fed Funds rate by 25 basis points at the June Federal Open Market Committee
(FOMC) meeting, raising the Fed Funds level to 5%. The threat of inflation was fueled by the unanticipated level of strength in the economy as well as signs of improving economies in previously troubled economies such as Japan.

    As anticipation of a Fed rate hike grew, yields on fixed income securities rose through the first six months of 1999. The rate on the three-month Treasury bill increased between 15 and 20 basis points, and the 30-year Treasury bond increased over 90 basis points during the first six months of 1999. The yield on the 30-year Treasury closed at 5.99% on June 30, 1999, and three-month T-bills were yielding roughly 4.81%.

    The Federal Reserve returned to a neutral stance on interest rate policy after the increase in June, but Fed Chairman Alan Greenspan has made it clear that the Fed will not hesitate to increase rates further should inflationary pressures warrant. The Fed remains focused on the low levels of unemployment, the continued rise in equity prices, and the sustained strength in consumer demand. With the attention of the fixed income markets on whether or not the Federal Reserve will raise interest rates again, the release of economic reports will have an increased impact on the market as participants use this data to gauge the Fed's next move.

    Fund for Government Investors maintains its conservative investment style, with safety of your assets our primary concern. We thank you for your continued support, and look forward to serving your investment needs in the future.

/s/ Daniel L. O'Connor                    /s/ Richard J. Garvey
Daniel L. O'Connor                        Richard J. Garvey
Chairman of the Board                     President

   4922 Fairmont Avenue  Bethesda, Maryland 20814  800-621-7874  301-657-1517

                         FUND FOR GOVERNMENT INVESTORS

                            STATEMENT OF NET ASSETS

                                 June 30, 1999
                                  (unaudited)

                                                                                  ANNUALIZED
             PAYABLE AT                         MATURITY                        YIELD ON DATE                      VALUE
              MATURITY                            DATE                           OF PURCHASE                      (NOTE 1)
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
UNITED STATES TREASURY BILLS -- 102.2% OF NET ASSETS

            $ 25,000,000   ..............         July 1, 1999  ..............      4.48%       ..............  $ 25,000,000
              75,000,000   ..............         July 8, 1999  ..............   4.38 - 4.40    ..............    74,937,559
              25,000,000   ..............        July 22, 1999  ..............       4.33       ..............    24,938,459
              25,000,000   ..............        July 29, 1999  ..............       4.42       ..............    24,916,097
              25,000,000   ..............       August 5, 1999  ..............       4.58       ..............    24,891,354
              50,000,000   ..............      August 12, 1999  ..............   4.58 - 4.61    ..............    49,738,375
              25,000,000   ..............      August 19, 1999  ..............       4.66       ..............    24,845,514
              50,000,000   ..............      August 26, 1999  ..............   4.58 - 4.59    ..............    49,651,945
              25,000,000   ..............    September 2, 1999  ..............       4.71       ..............    24,799,188
              50,000,000   ..............    September 9, 1999  ..............       4.62       ..............    49,562,500
              25,000,000   ..............   September 16, 1999  ..............       4.74       ..............    24,752,958
              35,000,000   ..............   September 23, 1999  ..............       4.72       ..............    34,624,333
              25,000,000   ..............   September 30, 1999  ..............       4.81       ..............    24,703,618
             100,000,000   ..............     October 21, 1999  ..............       4.52       ..............    98,643,556
                                                                                                                ------------

                                           Total Investments (Cost $556,005,456*)                                556,005,456

                                           Liabilities in excess of Other Assets -- (2.2)%                       (12,117,021)
                                                                                                                ------------

                                           Net Assets -- 100.0%                                                 $543,888,435
                                                                                                                ------------
                                                                                                                ------------

                                               Net Asset Value Per Share
                                               (Based on 543,888,435 Shares Outstanding)
                                                                                                                       $1.00
                                                                                                                ------------
                                                                                                                ------------

              *Same cost is used for Federal income tax purposes.

                Weighted Average Maturity of Portfolio: 57 Days

                       See Notes to Financial Statements.

                         FUND FOR GOVERNMENT INVESTORS

                            STATEMENT OF OPERATIONS
                     For the Six Months Ended June 30, 1999
                                  (unaudited)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS:

INVESTMENT INCOME (Note 1)....................................................................  $12,454,011

EXPENSES
  Investment Advisory Fee (Note 2)................................................  $1,367,123
  Administrative Fee (Note 2).....................................................     690,647    2,057,770
                                                                                    ----------  -----------

NET INVESTMENT INCOME.........................................................................  $10,396,241
                                                                                                -----------
                                                                                                -----------

                       See Notes to Financial Statements.

                         FUND FOR GOVERNMENT INVESTORS

                      STATEMENTS OF CHANGES IN NET ASSETS

                                                 For the Six
                                                Months Ended        For the Year
                                                June 30, 1999           Ended
                                                 (unaudited)      December 31, 1998
                                              -----------------   -----------------

NET INCREASE IN NET ASSETS RESULTING FROM
OPERATIONS AND DECLARED AS DIVIDENDS TO
SHAREHOLDERS (Note 1).......................  $     10,396,241     $    23,763,437
                                              -----------------   -----------------
                                              -----------------   -----------------

FROM SHARE TRANSACTIONS
(at constant net asset value of $1)

    Shares Purchased........................  $  2,004,838,365     $ 3,647,766,363
    Dividends Reinvested....................        10,128,814          23,392,188
                                              -----------------   -----------------

    Total...................................     2,014,967,179       3,671,158,551
    Shares Redeemed.........................    (2,042,820,808)     (3,671,729,762)
                                              -----------------   -----------------

    Decrease in Net Assets..................       (27,853,629)           (571,211)

NET ASSETS -- Beginning of Period...........       571,742,064         572,313,275
                                              -----------------   -----------------

NET ASSETS -- End of Period.................  $    543,888,435     $   571,742,064
                                              -----------------   -----------------
                                              -----------------   -----------------

                       See Notes to Financial Statements.

                         FUND FOR GOVERNMENT INVESTORS

                              FINANCIAL HIGHLIGHTS

                                          For the Six
                                          Months Ended
                                            June 30,          For the Years Ended December 31,
                                              1999       -------------------------------------------
                                          (unaudited)     1998     1997     1996     1995     1994
                                          ------------   -------  -------  -------  -------  -------

PER SHARE OPERATING PERFORMANCE:
  Net Asset Value -- Beginning of
    Period..............................       $1.00       $1.00    $1.00    $1.00    $1.00    $1.00
                                          ------------   -------  -------  -------  -------  -------
  Income from Investment Operations:
    Net Investment Income...............        0.02        0.04     0.04     0.04     0.05     0.03
                                          ------------   -------  -------  -------  -------  -------
      Total from Investment
        Operations......................        0.02        0.04     0.04     0.04     0.05     0.03
                                          ------------   -------  -------  -------  -------  -------
  Distributions to Shareholders:
    From Net Investment Income..........       (0.02)      (0.04)   (0.04)   (0.04)   (0.05)   (0.03)
                                          ------------   -------  -------  -------  -------  -------
      Total Distributions to
        Shareholders....................       (0.02)      (0.04)   (0.04)   (0.04)   (0.05)   (0.03)
                                          ------------   -------  -------  -------  -------  -------
  Net Increase in Net Asset Value.......        0.00        0.00     0.00     0.00     0.00     0.00
                                          ------------   -------  -------  -------  -------  -------
  Net Asset Value -- End of Period......       $1.00       $1.00    $1.00    $1.00    $1.00    $1.00
                                          ------------   -------  -------  -------  -------  -------
                                          ------------   -------  -------  -------  -------  -------

TOTAL INVESTMENT RETURN.................       3.77%(A)    4.34%    4.49%    4.50%    5.04%    3.38%

RATIOS TO AVERAGE NET ASSETS:
  Expenses..............................       0.75%(A)    0.74%    0.74%    0.74%    0.74%    0.75%
  Net Investment Income.................       3.74%(A)    4.26%    4.40%    4.41%    4.93%    3.31%

SUPPLEMENTARY DATA:
  Number of Shares Outstanding at End of
    Period with a Net Asset Value of $1
    (in thousands)......................     543,888     571,742  572,313  535,325  577,194  524,154

(A) Annualized

                       See Notes to Financial Statements.

                         FUND FOR GOVERNMENT INVESTORS

                         NOTES TO FINANCIAL STATEMENTS

                                 June 30, 1999
                                  (unaudited)

1. SIGNIFICANT ACCOUNTING POLICIES

Fund for Government Investors (the "Fund") is registered with the Securities and Exchange Commission under the Investment Company Act of 1940 and invests only in U.S. Government Securities. The Fund is authorized to issue an unlimited number of shares. The financial statements have been prepared in conformity with generally accepted accounting principles which permit management to make certain estimates and assumptions at the date of the financial statements. The following is a summary of significant accounting policies which the Fund consistently follows:

       (a) Investments are valued at amortized cost, which approximates market value. Amortized cost is the purchase price of the security plus accumulated discount or minus amortized premium from the date of purchase.

       (b) Investment income is recorded as earned.

       (c) Net investment income is computed, and dividends are declared daily. Dividends are paid monthly and reinvested in additional shares unless shareholders request payment.

       (d) The Fund complies with the provisions of the Internal Revenue Code applicable to regulated investment companies and distributes all net investment income to its shareholders. Therefore, no Federal income tax provision is required.

2. INVESTMENT ADVISER AND SHAREHOLDER SERVICING AGENT

Investment advisory and management services are provided by Money Management Associates (the "Adviser") under an agreement whereby the Fund pays a fee at an annual rate based on the Fund's net assets as follows: 0.50% of the first $500 million; 0.45% of the next $250 million; 0.40% of the next $250 million; and 0.35% of the net assets that exceed $1 billion. Certain Officers and Trustees of the Fund are affiliated with the Adviser.

Rushmore Trust and Savings, FSB ("Rushmore Trust"), a majority-owned subsidiary of the Adviser, provides custodial services, transfer agency, dividend disbursing and other shareholder services to the Fund. Rushmore Trust is paid an administrative fee at an annual rate of 0.25% of the average daily net assets to cover the cost of these services as well as other expenses of the Fund except for interest and extraordinary legal expenses. The Fund has an agreement with Rushmore Trust to receive short-term borrowings to cover share redemptions. No borrowings were outstanding at June 30, 1999.

                                                    [GRAPHIC]
                         FUND FOR GOVERNMENT INVESTORS
                               SEMIANNUAL REPORT
                                 JUNE 30, 1999